PRUDENTIAL INVESTMENT PORTFOLIOS 3

PGIM Real Assets Fund

(the “Fund”)

Supplement dated April 28, 2022
to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.

Mr. Edward F. Keon Jr. has announced his intention to retire from the Fund’s portfolio management team on or about December 31, 2022.

To reflect this change, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (SAI) are hereby revised as follows:

1.

The tables in (i) the section of the Summary Prospectus and Prospectus entitled “Management of the Fund”; (ii) the section of the SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Information About Other Accounts Managed”; and (iii) the section of the SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Personal Investments and Financial Interests,” are hereby revised by adding the following footnote with respect to Mr. Keon:

“*Mr. Keon has announced his intention to retire on or about December 31, 2022.”

LR1407